Supplement to the

Fidelity® Connecticut Municipal Income Fund (FICNX) and
Fidelity Connecticut Municipal Money Market Fund (FCMXX)

Funds of Fidelity Court Street Trust and Fidelity Court Street Trust II

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2013

The following information replaces similar information found in the "Fund Holdings Information" section on page 58.

Fidelity Connecticut Municipal Money Market Fund will provide a full list of holdings as of the last day of the previous month on www.fidelity.com. This information will be provided monthly by no later than the fifth business day of each month. The information will be available on the web site for a period of not less than six months.

CTF/CTMB-13-01  April 1, 2013
1.475746.125